Exhibit 99.1

Clarivate Announces New $500 Million Share Repurchase Authorization

LONDON, December 16, 2024 – Clarivate Plc (NYSE:CLVT) (the “Company” or “Clarivate”), a leading global provider of transformative intelligence, today announced that its Board of Directors (the "Board") authorized a new share repurchase program of up to $500 million of the Company’s outstanding ordinary shares through open-market purchases for a period of two years, from January 1, 2025 through December 31, 2026.

The new share repurchase program replaces the current share repurchase program which terminates December 31, 2024, under which the Company repurchased $300 million of ordinary shares, including $200 million during the third and fourth quarters of 2024.

Clarivate also announced that it prepaid $75 million of term-loan debt so far during the fourth quarter, bringing total prepayments in 2024 to $133 million.

“As we execute against our Value Creation Plan, we expect to deploy capital to the most value enhancing opportunities,” said Matti Shem Tov, Chief Executive Officer of Clarivate. “This new repurchase program is in line with this goal and reflects the Clarivate Board’s strong confidence in the Company’s ability to drive growth and enhanced financial performance. We will continue to maintain a balanced approach to our capital allocation program that includes returning capital to shareholders through repurchases and deleveraging.”

The new share repurchase program does not obligate Clarivate to repurchase any set dollar amount or number of shares and may be modified, suspended, or terminated at any time without prior notice. Under the new share repurchase program, Clarivate is authorized to conduct open-market purchases of its ordinary shares from time to time through any method or program, including through Rule 10b5-1 trading plans or the use of other techniques as permitted by its shareholder authorization, approved by the Board or a designated committee thereof, and subject to availability of ordinary shares, price, market conditions, alternative uses of capital, and applicable regulatory requirements, at management’s discretion.

Forward-Looking Statements

This communication includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions, or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” within the meaning of the “safe harbor provisions” of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts, and include statements regarding our intentions, beliefs, or current expectations concerning, among other things, anticipated cost savings, results of operations, financial condition, liquidity, prospects, growth, strategies, and the markets in which we operate. Such forward-looking statements are based on available current market material and management’s expectations, beliefs, and forecasts concerning future events impacting us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in Item 1A. Risk Factors of our annual report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Please consult our public filings with the SEC or on our website at www.clarivate.com.

About Clarivate

Clarivate™ is a leading global provider of transformative intelligence. We offer enriched data, insights & analytics, workflow solutions and expert services in the areas of Academia & Government, Intellectual Property and Life Sciences & Healthcare. For more information, please visit www.clarivate.com.

Media Contact:

Amy Bourke-Waite, Senior Director, Corporate Communications

newsroom@clarivate.com

Investor Relations Contact:

Mark Donohue, Vice President, Investor Relations

investor.relations@clarivate.com

215-243-2202